UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 9, 2022

UserTesting, Inc.

(Exact name of Registrant, as specified in its charter)

Delaware	001-41049	26-0339214
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

144 Townsend Street

San Francisco, California 94107

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 567-5616

Former name or address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	USER	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 27, 2022, UserTesting, Inc. (“UserTesting” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 26, 2022, by and among the Company, Thunder Holdings, LLC, a Delaware limited liability company (“Parent”), and Thunder Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Thoma Bravo Discover Fund III, L.P., a Delaware limited partnership, and Thoma Bravo Discover Fund IV, L.P., a Delaware limited partnership, and are managed by Thoma Bravo, L.P.

The waiting period with respect to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), expired at 11:59 p.m. Eastern Time on December 9, 2022. On December 15, 2022, the Australian Competition and Consumer Commission (the “ACCC”) provided notice that it does not intend to conduct a public review of the Merger. The expiration of the HSR Act waiting period and receipt of the ACCC notice satisfy certain conditions to the closing of the Merger. The Merger remains subject to other closing conditions, including certain regulatory actions by the United Kingdom Competition and Markets Authority and approval by the Company’s stockholders. The Merger is expected to close in the first half of 2023.

Additionally, on December 13, 2022, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01, announcing (i) the expiration of the “go-shop” period established pursuant to the terms of the Merger Agreement (which period expired at 11:59 p.m. Pacific Time on December 10, 2022), (ii) that, during the “go-shop” period, the Company’s Board of Directors, with the assistance of the Company’s financial advisor, actively solicited alternative acquisition proposals from potentially interested third parties and (iii) that, during the “go-shop” period, the Company did not receive any alternative acquisition proposals from any third party.

Important Information and Where to Find It

In connection with the proposed transaction, UserTesting filed with the SEC a definitive proxy statement on December 6, 2022 which has been mailed to UserTesting’s stockholders. UserTesting has and will continue to file relevant materials with the SEC in connection with the proposed transaction. USERTESTING’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders of UserTesting can obtain a free copy of these documents at the website maintained by the SEC at www.sec.gov or free of charge at https://ir.usertesting.com.

Participants in the Solicitation

UserTesting and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding UserTesting’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in UserTesting’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 20, 2022, and in UserTesting’s definitive proxy statement with respect to the proposed transaction and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on UserTesting’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by UserTesting, Thoma Bravo and Sunstone Partners, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond UserTesting’s control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the transaction on a timely manner or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of UserTesting’s business and other conditions to the completion of the transaction; (ii) the impact of the COVID-19 pandemic, inflation, foreign exchange rates and general economic conditions on UserTesting’s business; (iii) UserTesting’s ability to implement its business strategy; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm UserTesting’s business, including current plans and operations; (vii) attraction and retention of qualified employees; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) general economic and market developments and conditions; (x) UserTesting’s ability to stay in compliance with laws and regulations that currently apply or become applicable to UserTesting’s business both in the United States and internationally; (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect UserTesting’s financial performance; (xii) restrictions during the pendency of the proposed transaction that may impact UserTesting’s ability to pursue certain business opportunities or strategic transactions; and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as UserTesting’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive proxy statement filed with the SEC in connection with the proposed transaction. While the list of factors presented here and in the definitive proxy statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on UserTesting’s financial condition, results of operations or liquidity. UserTesting does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated December 13, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2022

UserTesting, Inc.

By:	/s/ Jon Pexton
Name:	Jon Pexton
Title:	Chief Financial Officer